Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2003

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

August 5, 2003

i

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

ii

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

In May 2003, Prudential Financial, Inc. announced its agreements to sell its National and New Jersey property and casualty insurance businesses.

This Quarterly Financial Supplement presents historical results of the Company’s Financial Services Businesses, reflecting the classification of results for the National and New Jersey property and casualty insurance businesses as well as its Merastar personal lines property and casualty business as divested business. Results of the specialty automobile insurance business, for which the Company announced an agreement to sell in March 2003, are classified as discontinued operations.

In addition, this Quarterly Financial Supplement reflects the classification of certain operations of two Japanese asset management units of the International Investments segment (Prudential Asset Management Japan and Prudential Investment Management Japan) as divested businesses for all periods presented, as a result of the company’s decision to exit these operations.

iii

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date				2002			2003
2003	2002	% Change		2Q	3Q	4Q	1Q	2Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
399	332	20%	Insurance Division	149	76	137	163	236
152	196	-22%	Investment Division	92	52	36	74	78
395	387	2%	International Insurance and Investments Division	183	188	176	178	217
19	53	-64%	Corporate and other operations	41	114	1	19	—

965	968	—	Total pre-tax adjusted operating income	465	430	350	434	531
314	362	-13%	Income taxes, applicable to adjusted operating income	175	126	100	141	173

651	606	7%	Financial Services Businesses after-tax adjusted operating income	290	304	250	293	358

			Items excluded from adjusted operating income:
(124)	(441)	72%	Realized investment losses, net, and related charges and adjustments	(345)	(142)	(284)	(113)	(11)
—	—	—	Sales practices remedies and costs	—	—	(20)	—	—
(399)	49	-914%	Divested businesses	31	(13)	(59)	3	(402)

(523)	(392)	-33%	Total items excluded from adjusted operating income, before income taxes	(314)	(155)	(363)	(110)	(413)
(205)	(151)	-36%	Income taxes, applicable to items excluded from adjusted operating income	(122)	(231)	(120)	(36)	(169)

(318)	(241)	-32%	Total items excluded from adjusted operating income, after income taxes	(192)	76	(243)	(74)	(244)

333	365	-9%	Income from continuing operations (after-tax) of Financial Services Businesses	98	380	7	219	114
(9)	(7)	-29%	Income (loss) from discontinued operations, net of taxes	(3)	12	(78)	(22)	13

324	358	-9%	Net income (loss) of Financial Services Businesses	95	392	(71)	197	127

			Earnings per share of Common Stock (diluted):
1.22	1.07		Financial Services Businesses after-tax adjusted operating income	0.52	0.54	0.47	0.56	0.67
			Items excluded from adjusted operating income:
(0.22)	(0.75)		Realized investment losses, net, and related charges and adjustments	(0.59)	(0.25)	(0.50)	(0.20)	(0.02)
—	—		Sales practices remedies and costs	—	—	(0.04)	—	—
(0.72)	0.08		Divested businesses	0.05	(0.02)	(0.10)	—	(0.73)

(0.94)	(0.67)		Total items excluded from adjusted operating income, before income taxes	(0.54)	(0.27)	(0.64)	(0.20)	(0.75)
(0.37)	(0.26)		Income taxes, applicable to items excluded from adjusted operating income	(0.21)	(0.40)	(0.21)	(0.07)	(0.30)

(0.57)	(0.41)		Total items excluded from adjusted operating income, after income taxes	(0.33)	0.13	(0.43)	(0.13)	(0.45)

0.65	0.66		Income from continuing operations (after-tax) of Financial Services Businesses	0.19	0.67	0.04	0.43	0.22
(0.02)	(0.01)		Income (loss) from discontinued operations, net of taxes	—	0.03	(0.14)	(0.04)	0.03

0.63	0.65		Net income (loss) of Financial Services Businesses	0.19	0.70	(0.10)	0.39	0.25

552.9	585.2		Weighted average number of outstanding Common shares (diluted basis)	585.2	576.8	565.0	556.5	549.4

7.37%	6.60%		Operating Return on Average Equity (based on adjusted operating income)	6.37%	6.58%	5.64%	6.76%	7.98%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
324	358		Net income (loss) of Financial Services Businesses (above)	95	392	(71)	197	127
68	(273)		Net income (loss) of Closed Block Business	(163)	(90)	(122)	(1)	69

392	85		Consolidated net income (loss)	(68)	302	(193)	196	196

26	21		Direct equity adjustments for earnings per share calculations	14	9	13	18	8

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	4,221	3,852	3,469	4,212	5,416
		Long-term debt	3,003	3,077	3,007	2,582	2,663
		Equity Security Units (2)	690	690	690	690	690

		Attributed Equity (3):
		Including accumulated other comprehensive income	20,258	21,039	20,562	21,059	21,768
		Excluding unrealized gains and losses on investments	19,144	18,931	18,394	18,388	18,318
		Excluding accumulated other comprehensive income	19,321	19,153	18,621	18,596	18,523

		Total Capitalization:
		Including accumulated other comprehensive income	23,951	24,806	24,259	24,331	25,121
		Excluding unrealized gains and losses on investments	22,837	22,698	22,091	21,660	21,671
		Excluding accumulated other comprehensive income	23,014	22,920	22,318	21,868	21,876

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	34.72	37.03	36.67	38.12	39.83
		Excluding unrealized gains and losses on investments	32.81	33.32	32.80	33.28	33.52
		Excluding accumulated other comprehensive income	33.12	33.71	33.20	33.66	33.89

		Number of diluted shares at end of period	583.4	568.1	560.8	552.5	546.5

		Common Stock Price Range (based on closing price):
34.50	35.75	High	35.75	32.99	32.10	33.93	34.50
27.56	30.05	Low	31.05	27.35	25.50	27.56	29.84
33.65	33.36	Close	33.36	28.56	31.74	29.25	33.65

		Common Stock market capitalization (1)	19,448	16,235	17,782	16,153	18,405

(1)	As of end of period.
(2)	Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet.
(3)	During the third quarter of 2002, in conjunction with the Company’s review of its allocation of deferred taxes between the Closed Block and Financial Services Businesses, the Company determined that deferred taxes that had been included in the Closed Block Business were more appropriately reflected within the Financial Services Businesses. Accordingly, deferred taxes of $130 million were transferred from the Closed Block Business to the Financial Services Businesses resulting in a $130 million decrease in “Other attributed equity” of the Financial Services Businesses and a corresponding increase in “Other attributed equity” of the Closed Block Business.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

OPERATIONS HIGHLIGHTS

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Investment Management Segment—Investment Management & Advisory Services
		Retail customers	84.8	77.3	79.9	78.9	82.5
		Institutional customers	83.5	79.8	85.2	84.2	89.2
		General account	116.0	119.5	122.9	123.6	127.1

		Total Investment Management and Advisory Services	284.3	276.6	288.0	286.7	298.8
		Non-proprietary wrap-fee and other assets under management	38.2	32.7	33.0	32.7	40.7

		Total managed by Investment Division	322.5	309.3	321.0	319.4	339.5
		Managed by International Insurance and Investments Division (3):	37.9	46.6	47.9	47.6	50.0
		Managed by Insurance Division	8.0	7.2	8.8	8.5	32.9

		Total assets under management	368.4	363.1	377.7	375.5	422.4
		Client assets under administration (3) (4)	188.4	173.7	177.9	174.4	186.5

		Total assets under management and administration	556.8	536.8	555.6	549.9	608.9

		Assets managed or administered for customers outside of the United States at end of period (4)	70.5	77.9	83.6	83.4	89.6

		Distribution Representatives (1):
		Prudential Agents	4,551	4,478	4,389	4,327	4,290
		Financial Advisors (5)	5,306	4,960	4,731	4,519	4,233
		International Life Planners	4,207	4,353	4,505	4,552	4,689
		Gibraltar Life Advisors	5,525	5,233	5,155	4,993	4,877

		Distribution Representative Productivity:
36	37	Prudential Agent productivity ($ thousands)	38	36	43	34	39
410	375	Financial Advisor productivity ($ thousands)	372	378	357	390	429

		Third Party Distribution—Retail Products ($ millions) (6):
41	33	Individual life insurance (7)	17	15	24	21	20
18	85	Corporate-owned life insurance sales	76	21	15	4	14
757	35	Individual annuities	24	50	48	58	699
1,399	1,475	Mutual funds and wrap-fee products	1,019	970	1,207	616	783

(1)	As of end of period.
(2)	At fair market value.
(3)	Reflects inclusion in assets managed by International Insurance and Investments Division of $3.9 billion at September 30, 2002 and $4.3 billion at December 31, 2002, representing amounts relating to recently acquired entities and formerly classified as client assets under administration, to conform to current presentation based on internal management criteria.
(4)	Assets under administration and Assets managed or administered for customers outside of the United States at end of period at June 30, 2003 include approximately $155 billion and $8 billion, respectively associated with businesses that were combined into Wachovia Securities, LLC effective July 1, 2003. As a result, Prudential Financial, Inc. will no longer report these assets as a component of its assets under management and administration, for periods after June 30, 2003.
(5)	All periods exclude financial advisors associated with our discontinued international securities operations. June 30, 2003, includes approximately 3,900 financial advisors of our Financial Advisory segment that were combined into Wachovia Securities, LLC effective July 1, 2003. As a result, Prudential Financial, Inc. will no longer include these financial advisors in reported amounts for periods after June 30, 2003.
(6)	Represents statutory first year premiums and deposits for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(7)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2002			2003
2003	2002			2Q	3Q	4Q	1Q	2Q
			Revenues(1):
3,998	3,600	11%	Premiums	1,815	1,870	1,991	2,015	1,983
867	846	2%	Policy charges and fee income	412	400	407	416	451
2,505	2,517	—	Net investment income	1,313	1,282	1,256	1,253	1,252
1,965	2,106	-7%	Commissions, investment management fees, and other income	1,031	996	974	899	1,066

9,335	9,069	3%	Total revenues	4,571	4,548	4,628	4,583	4,752

			Benefits and Expenses(1):
4,090	3,750	9%	Insurance and annuity benefits	1,912	1,913	2,130	2,107	1,983
839	829	1%	Interest credited to policyholders’ account balances	415	434	444	418	421
74	91	-19%	Interest expense	43	43	36	37	37
(605)	(505)	-20%	Deferral of acquisition costs	(263)	(275)	(284)	(285)	(320)
302	318	-5%	Amortization of acquisition costs	179	263	158	160	142
1,166	1,281	-9%	Securities operations non-interest expenses	641	609	599	550	616
2,504	2,337	7%	General and administrative expenses	1,179	1,131	1,195	1,162	1,342

8,370	8,101	3%	Total benefits and expenses	4,106	4,118	4,278	4,149	4,221

965	968	—	Adjusted operating income before income taxes	465	430	350	434	531

			Items excluded from adjusted operating income before income taxes:
(105)	(442)	76%	Realized investment gains (losses), net, and related adjustments	(341)	(141)	(290)	(114)	9
(19)	1	-2000%	Related charges	(4)	(1)	6	1	(20)

(124)	(441)	72%	Total realized investment losses, net, and related charges and adjustments	(345)	(142)	(284)	(113)	(11)

—	—	—	Sales practices remedies and costs	—	—	(20)	—	—
(399)	49	-914%	Divested businesses	31	(13)	(59)	3	(402)

(523)	(392)	-33%	Total items excluded from adjusted operating income before income taxes	(314)	(155)	(363)	(110)	(413)

442	576	-23%	Income (loss) from continuing operations before income taxes	151	275	(13)	324	118
109	211	-48%	Income tax expense (benefit)	53	(105)	(20)	105	4

333	365	-9%	Income from continuing operations, after-tax	98	380	7	219	114

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINED BALANCE SHEETS—FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2002	9/30/2002	12/31/2002	3/31/2003	6/30/2003
Assets:
Investments:
Fixed maturities, available for sale, at fair value
(amortized cost $70,745; $72,962; $74,665; $76,766; $77,995)	72,700	76,815	79,230	82,311	85,283
Fixed maturities, held to maturity, at amortized cost
(fair value $2,293; $2,385; $2,673; $2,859; $2,867)	2,268	2,376	2,612	2,772	2,793
Trading account assets, at fair value	6,038	4,419	3,449	3,359	3,831
Equity securities, available for sale, at fair value
(cost $1,748; $1,815; $1,313; $1,101; $991)	1,868	1,714	1,286	1,038	1,044
Commercial loans	12,752	12,649	12,300	12,234	12,040
Policy loans	2,982	3,036	3,146	2,923	2,992
Securities purchased under agreements to resell	5,136	5,256	4,844	5,990	5,424
Cash collateral for borrowed securities	5,530	5,691	4,978	4,429	5,440
Other long-term investments	4,216	4,329	4,333	4,476	4,546
Short-term investments	2,848	2,082	2,840	1,671	1,960

Total investments	116,338	118,367	119,018	121,203	125,353
Cash and cash equivalents	8,344	9,115	7,470	7,339	6,743
Accrued investment income	1,069	1,084	1,021	1,095	1,095
Broker-dealer related receivables	7,091	5,486	5,631	5,126	6,425
Deferred policy acquisition costs	5,859	5,750	5,875	5,926	5,997
Other assets	16,213	14,699	13,730	15,001	17,369
Separate account assets	75,101	69,900	70,555	70,710	99,116

Total assets	230,015	224,401	223,300	226,400	262,098

Liabilities:
Future policy benefits	40,319	41,395	42,213	43,243	43,792
Policyholders’ account balances	38,916	40,325	40,799	41,487	42,345
Unpaid claims and claim adjustment expenses	3,352	3,363	3,428	3,513	3,494
Securities sold under agreements to repurchase	10,557	10,675	10,250	10,907	9,835
Cash collateral for loaned securities	8,959	7,645	7,517	7,300	7,289
Income taxes payable	1,609	1,967	1,910	2,259	2,352
Broker-dealer related payables	6,076	4,498	4,838	4,915	6,099
Securities sold but not yet purchased	3,185	2,417	1,996	2,076	2,220
Short-term debt	4,221	3,852	3,469	4,212	5,416
Long-term debt	3,003	3,077	3,007	2,582	2,663
Other liabilities	13,769	13,558	12,066	11,447	15,019
Separate account liabilities	75,101	69,900	70,555	70,710	99,116

Total liabilities	209,067	202,672	202,048	204,651	239,640

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	690	690	690	690
Attributed Equity:
Accumulated other comprehensive income	937	1,886	1,941	2,463	3,245
Other attributed equity	19,321	19,153	18,621	18,596	18,523

Total attributed equity	20,258	21,039	20,562	21,059	21,768

Total liabilities and attributed equity	230,015	224,401	223,300	226,400	262,098

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Quarter Ended June 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	1,983	852	8	1,129	(6)
Policy charges and fee income	451	378	19	58	(4)
Net investment income	1,252	365	557	205	125
Commissions, investment management fees, and other income	1,066	84	908	87	(13)

Total revenues	4,752	1,679	1,492	1,479	102

Benefits and Expenses (1):
Insurance and annuity benefits	1,983	891	204	865	23
Interest credited to policyholders’ account balances	421	161	233	27	—
Interest expense	37	(1)	4	1	33
Deferral of acquisition costs	(320)	(149)	(8)	(175)	12
Amortization of acquisition costs	142	69	17	71	(15)
Securities operations non-interest expenses	616	—	600	—	16
General and administrative expenses	1,342	472	364	473	33

Total benefits and expenses	4,221	1,443	1,414	1,262	102

Adjusted operating income before income taxes	531	236	78	217	—

	Quarter Ended June 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	1,815	790	21	1,006	(2)
Policy charges and fee income	412	350	19	49	(6)
Net investment income	1,313	348	603	181	181
Commissions, investment management fees, and other income	1,031	59	958	93	(79)

Total revenues	4,571	1,547	1,601	1,329	94

Benefits and Expenses (1):
Insurance and annuity benefits	1,912	851	231	799	31
Interest credited to policyholders’ account balances	415	153	238	24	—
Interest expense	43	(1)	5	—	39
Deferral of acquisition costs	(263)	(123)	(14)	(147)	21
Amortization of acquisition costs	179	133	27	44	(25)
Securities operations non-interest expenses	641	—	645	—	(4)
General and administrative expenses	1,179	385	377	426	(9)

Total benefits and expenses	4,106	1,398	1,509	1,146	53

Adjusted operating income before income taxes	465	149	92	183	41

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Six Months Ended June 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	3,998	1,718	22	2,270	(12)
Policy charges and fee income	867	725	37	112	(7)
Net investment income	2,505	724	1,116	398	267
Commissions, investment management fees, and other income	1,965	139	1,724	161	(59)

Total revenues	9,335	3,306	2,899	2,941	189

Benefits and Expenses (1):
Insurance and annuity benefits	4,090	1,847	414	1,771	58
Interest credited to policyholders’ account balances	839	318	469	52	—
Interest expense	74	(2)	8	1	67
Deferral of acquisition costs	(605)	(261)	(15)	(352)	23
Amortization of acquisition costs	302	154	36	145	(33)
Securities operations non-interest expenses	1,166	—	1,141	—	25
General and administrative expenses	2,504	851	694	929	30

Total benefits and expenses	8,370	2,907	2,747	2,546	170

Adjusted operating income before income taxes	965	399	152	395	19

	Six Months Ended June 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,600	1,549	29	2,022	—
Policy charges and fee income	846	708	38	106	(6)
Net investment income	2,517	689	1,168	339	321
Commissions, investment management fees, and other income	2,106	116	1,925	191	(126)

Total revenues	9,069	3,062	3,160	2,658	189

Benefits and Expenses (1):
Insurance and annuity benefits	3,750	1,682	428	1,582	58
Interest credited to policyholders’ account balances	829	300	481	48	—
Interest expense	91	(1)	8	—	84
Deferral of acquisition costs	(505)	(219)	(28)	(298)	40
Amortization of acquisition costs	318	206	48	109	(45)
Securities operations non-interest expenses	1,281	—	1,280	—	1
General and administrative expenses	2,337	762	747	830	(2)

Total benefits and expenses	8,101	2,730	2,964	2,271	136

Adjusted operating income before income taxes	968	332	196	387	53

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS—BY DIVISION

(in millions)

	As of June 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	125,353	26,837	47,847	38,090	12,579
Broker-dealer related receivables	6,425	—	5,407	779	239
Deferred policy acquisition costs	5,997	3,647	18	2,301	31
Other assets	25,207	4,570	10,759	4,002	5,876
Separate account assets	99,116	58,325	41,202	541	(952)

Total assets	262,098	93,379	105,233	45,713	17,773

Liabilities:
Future policy benefits	43,792	4,712	13,383	24,571	1,126
Policyholders’ account balances	42,345	15,806	16,854	9,676	9
Debt	8,079	188	3,749	709	3,433
Other liabilities	46,308	7,466	25,795	5,866	7,181
Separate account liabilities	99,116	58,325	41,202	541	(952)

Total liabilities	239,640	86,497	100,983	41,363	10,797

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	—	—	—	690

Attributed Equity:
Accumulated other comprehensive income	3,245	831	833	1,190	391
Other attributed equity	18,523	6,051	3,417	3,160	5,895

Total attributed equity	21,768	6,882	4,250	4,350	6,286

Total liabilities and attributed equity	262,098	93,379	105,233	45,713	17,773

	As of December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	119,018	25,091	44,947	36,358	12,622
Broker-dealer related receivables	5,631	—	4,516	399	716
Deferred policy acquisition costs	5,875	3,640	28	2,158	49
Other assets	22,221	3,128	7,898	4,141	7,054
Separate account assets	70,555	31,175	39,715	499	(834)

Total assets	223,300	63,034	97,104	43,555	19,607

Liabilities:
Future policy benefits	42,213	4,634	12,835	23,624	1,120
Policyholders’ account balances	40,799	14,947	16,252	9,598	2
Debt	6,476	—	3,551	849	2,076
Other liabilities	42,005	6,789	20,873	5,484	8,859
Separate account liabilities	70,555	31,175	39,715	499	(834)

Total liabilities	202,048	57,545	93,226	40,054	11,223

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	—	—	—	690

Attributed Equity:
Accumulated other comprehensive income (loss)	1,941	885	587	480	(11)
Other attributed equity	18,621	4,604	3,291	3,021	7,705

Total attributed equity	20,562	5,489	3,878	3,501	7,694

Total liabilities and attributed equity	223,300	63,034	97,104	43,555	19,607

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

SHORT TERM DEBT—FINANCIAL SERVICES BUSINESSES

(in millions)

	As of June 30, 2003				As of December 31, 2002
	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total

Borrowings by use of proceeds:
General corporate purposes	—	49	—	49	—	306	—	306
Investment related	443	254	—	697	—	154	—	154
Securities business related	9	1,957	1,748	3,714	—	959	1,256	2,215
Specified other businesses	47	744	164	955	—	514	279	793
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	499	3,004	1,913	5,416	—	1,933	1,536	3,469

Borrowings by type:
Long-term debt due within one year	—	546	—	546	—	637	—	637
Commercial paper	499	2,442	—	2,941	—	1,265	—	1,265
Bank borrowings	—	—	1,406	1,406	—	—	913	913
Other short-term debt	—	16	506	522	—	31	622	653

Total general obligations	499	3,004	1,912	5,415	—	1,933	1,535	3,468
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	499	3,004	1,913	5,416	—	1,933	1,536	3,469

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

LONG TERM DEBT

(in millions)

	As of June 30, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing

Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	388	—	21	103	512	—	512
Hybrid notes	—	—	—	—	—	—	—

Total	388	—	21	103	512	—	512

The Prudential Insurance Company of America (a):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	318	—	—	918	—	918
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	318	—	—	1,609	—	1,609

Long-term debt of other affiliated companies	—	—	—	—	—	542	542

Total long-term debt of Financial Services Businesses	1,679	318	21	103	2,121	542	2,663

Ratio of long-term and short-term corporate debt to capitalization	9.0%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2002
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	745	399	—	1,744	—	1,744
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	745	399	—	2,434	—	2,434

Long-term debt of other affiliated companies	—	—	—	—	—	573	573

Total long-term debt of Financial Services Businesses	1,290	745	399	—	2,434	573	3,007

Ratio of long-term and short-term corporate debt to capitalization	8.4%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

Year-to-date		%		2002			2003
2003	2002	Change		2Q	3Q	4Q	1Q	2Q
			Revenues (1):
1,718	1,549	11%	Premiums	790	802	899	866	852
725	708	2%	Policy charges and fee income	350	342	347	347	378
724	689	5%	Net investment income	348	359	363	359	365
139	116	20%	Commissions, investment management fees, and other income	59	58	54	55	84

3,306	3,062	8%	Total revenues	1,547	1,561	1,663	1,627	1,679

			Benefits and Expenses (1):
1,847	1,682	10%	Insurance and annuity benefits	851	863	989	956	891
318	300	6%	Interest credited to policyholders’ account balances	153	163	170	157	161
(2)	(1)	-102%	Interest expense	(1)	(2)	(2)	(1)	(1)
(261)	(219)	-19%	Deferral of acquisition costs	(123)	(117)	(116)	(112)	(149)
154	206	-25%	Amortization of acquisition costs	133	198	94	85	69
851	762	12%	General and administrative expenses	385	380	391	379	472

2,907	2,730	6%	Total benefits and expenses	1,398	1,485	1,526	1,464	1,443

399	332	20%	Adjusted operating income before income taxes	149	76	137	163	236

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Quarter Ended June 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	852	111	741	96	15
Policy charges and fee income	378	366	12	258	108
Net investment income	365	215	150	101	114
Commissions, investment management fees, and other income	84	77	7	31	46

Total revenues	1,679	769	910	486	283

Benefits and Expenses (1):
Insurance and annuity benefits	891	219	672	178	41
Interest credited to policyholders’ account balances	161	104	57	38	66
Interest expense	(1)	(1)	—	(1)	—
Deferral of acquisition costs	(149)	(139)	(10)	(74)	(65)
Amortization of acquisition costs	69	69	—	49	20
General and administrative expenses (2)	472	339	133	183	156

Total benefits and expenses	1,443	591	852	373	218

Adjusted operating income before income taxes	236	178	58	113	65

	Quarter Ended June 30, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	790	86	704	65	21
Policy charges and fee income	350	308	42	252	56
Net investment income	348	201	147	101	100
Commissions, investment management fees, and other income	59	53	6	37	16

Total revenues	1,547	648	899	455	193

Benefits and Expenses (1):
Insurance and annuity benefits	851	165	686	128	37
Interest credited to policyholders’ account balances	153	96	57	36	60
Interest expense	(1)	—	(1)	—	—
Deferral of acquisition costs	(123)	(115)	(8)	(80)	(35)
Amortization of acquisition costs	133	133	—	63	70
General and administrative expenses	385	256	129	178	78

Total benefits and expenses	1,398	535	863	325	210

Adjusted operating income before income taxes	149	113	36	130	(17)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $11 million for the quarter ended June 30, 2003 for the amortization of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,718	224	1,494	190	34
Policy charges and fee income	725	664	61	512	152
Net investment income	724	423	301	202	221
Commissions, investment management fees, and other income	139	124	15	65	59

Total revenues	3,306	1,435	1,871	969	466

Benefits and Expenses (1):
Insurance and annuity benefits	1,847	435	1,412	351	84
Interest credited to policyholders’ account balances	318	201	117	74	127
Interest expense	(2)	(2)	—	(2)	—
Deferral of acquisition costs	(261)	(243)	(18)	(151)	(92)
Amortization of acquisition costs	154	153	1	116	37
General and administrative expenses (2)	851	584	267	362	222

Total benefits and expenses	2,907	1,128	1,779	750	378

Adjusted operating income before income taxes	399	307	92	219	88

	Six Months Ended June 30, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,549	151	1,398	121	30
Policy charges and fee income	708	614	94	502	112
Net investment income	689	406	283	206	200
Commissions, investment management fees, and other income	116	102	14	69	33

Total revenues	3,062	1,273	1,789	898	375

Benefits and Expenses (1):
Insurance and annuity benefits	1,682	322	1,360	257	65
Interest credited to policyholders’ account balances	300	189	111	69	120
Interest expense	(1)	—	(1)	—	—
Deferral of acquisition costs	(219)	(209)	(10)	(146)	(63)
Amortization of acquisition costs	206	209	(3)	116	93
General and administrative expenses	762	503	259	355	148

Total benefits and expenses	2,730	1,014	1,716	651	363

Adjusted operating income before income taxes	332	259	73	247	12

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $11 million for the six months ended June 30, 2003 for the amortization of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE SALES (1):
		Excluding corporate-owned life insurance:
51	85	Variable life	41	35	33	25	26
49	27	Universal life	16	16	27	26	23
48	28	Term life	15	17	17	23	25

148	140	Total excluding corporate-owned life insurance	72	68	77	74	74
18	86	Corporate-owned life insurance	76	21	15	4	14

166	226	Total	148	89	92	78	88

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
15,338	18,689	Beginning total account value	18,435	16,802	14,961	15,338	14,965
1,401	780	Sales	406	339	276	331	1,070
(1,460)	(1,224)	Surrenders and withdrawals	(627)	(546)	(497)	(473)	(987)
2,070	(1,443)	Change in market value, interest credited, and other activity	(1,412)	(1,634)	598	(231)	2,301
22,431	—	Acquisition	—	—	—	—	22,431

39,780	16,802	Ending total account value	16,802	14,961	15,338	14,965	39,780

(59)	(444)	Net sales (redemptions)	(221)	(207)	(221)	(142)	83

		Fixed Annuities:
3,396	2,975	Beginning total account value	2,909	3,048	3,260	3,396	3,473
167	218	Sales	181	224	163	110	57
(100)	(95)	Surrenders and withdrawals	(45)	(42)	(47)	(49)	(51)
35	(50)	Interest credited and other activity	3	30	20	16	19

3,498	3,048	Ending account value	3,048	3,260	3,396	3,473	3,498

67	123	Net sales	136	182	116	61	6

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance (1):
		Excluding corporate-owned life insurance:
107	107	Prudential Agents	55	53	53	53	54
41	33	Third party distribution	17	15	24	21	20
18	86	Corporate-owned life insurance	76	21	15	4	14

166	226	Total	148	89	92	78	88

		Variable and Fixed Annuities (2):
706	742	Prudential Agents	405	392	315	326	380
188	230	Wirehouses	165	141	101	79	109
674	26	Independent Financial Planners (3)	17	30	23	36	638

1,568	998	Total	587	563	439	441	1,127

(1)	Statutory first year premiums and deposits.
(2)	Amounts represent gross sales.
(3)	Including bank distribution.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders’ Account Balances:
4,112	3,826	Beginning balance	3,924	3,992	4,033	4,112	4,205
486	453	Premiums and deposits	226	223	226	249	237
49	43	Interest credited	23	25	24	23	26
(265)	(273)	Surrenders and withdrawals	(138)	(157)	(137)	(122)	(143)
(9)	28	Net transfers (to) from separate account	14	5	(4)	(7)	(2)
(54)	(38)	Policy charges	(22)	(21)	(19)	(25)	(29)
(44)	(47)	Benefits and other	(35)	(34)	(11)	(25)	(19)

4,275	3,992	Ending balance	3,992	4,033	4,112	4,205	4,275

		Separate Account Liabilities:
11,412	13,010	Beginning balance	13,129	12,117	10,702	11,412	11,235
752	864	Premiums and deposits	468	430	563	373	379
1,157	(986)	Change in market value and interest credited	(1,097)	(1,385)	624	(154)	1,311
(334)	(256)	Surrenders and withdrawals	(132)	(209)	(245)	(157)	(177)
(52)	(75)	Net transfers to general account	(37)	(44)	(14)	(29)	(23)
(411)	(418)	Policy charges	(207)	(203)	(209)	(205)	(206)
(13)	(22)	Benefits and other	(7)	(4)	(9)	(5)	(8)

12,511	12,117	Ending balance	12,117	10,702	11,412	11,235	12,511

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
6,795	6,152	Beginning balance	5,825	6,093	6,533	6,795	7,073
600	600	Premiums and deposits	372	403	292	270	330
149	143	Interest credited	71	77	80	72	77
(252)	(262)	Surrenders and withdrawals	(129)	(119)	(127)	(129)	(123)
85	(345)	Net transfers (to) from separate account	(7)	105	52	100	(15)
(4)	(3)	Policy charges	(2)	(2)	(2)	(2)	(2)
(74)	(192)	Benefits and other	(37)	(24)	(33)	(33)	(41)
158	—	Acquisition	—	—	—	—	158

7,457	6,093	Ending balance	6,093	6,533	6,795	7,073	7,457

		Account Values in Separate Account:
11,939	15,512	Beginning balance	15,519	13,757	11,688	11,939	11,365
968	398	Premiums and deposits	215	160	147	171	797
2,221	(1,341)	Change in market value and interest credited	(1,392)	(1,613)	614	(213)	2,434
(1,308)	(1,057)	Surrenders and withdrawals	(543)	(469)	(417)	(393)	(915)
(85)	345	Net transfers (to) from general account	7	(105)	(52)	(100)	15
(133)	(100)	Policy charges	(49)	(42)	(41)	(39)	(94)
(54)	—	Benefits and other	—	—	—	—	(54)
22,273	—	Acquisition	—	—	—	—	22,273

35,821	13,757	Ending balance	13,757	11,688	11,939	11,365	35,821

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account. Activity for periods prior to the second quarter of 2003 has been reclassified to conform to the current presentation.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INSURANCE DIVISION—DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
3,110	3,133	Beginning balance	3,160	3,155	3,111	3,110	3,104
151	146	Capitalization	80	76	79	77	74
(116)	(116)	Amortization—operating results	(63)	(92)	(71)	(67)	(49)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
(43)	(8)	Impact of unrealized gains on AFS securities	(22)	(28)	(9)	(16)	(27)

3,102	3,155	Ending balance	3,155	3,111	3,110	3,104	3,102

		INDIVIDUAL ANNUITIES:
473	628	Beginning balance	654	598	485	473	471
92	63	Capitalization	35	34	25	27	65
(37)	(93)	Amortization—operating results	(70)	(105)	(23)	(17)	(20)
(3)	2	Amortization—realized investment gains and losses	1	3	10	(2)	(1)
(54)	(2)	Impact of unrealized gains on AFS securities	(22)	(45)	(24)	(10)	(44)

471	598	Ending balance	598	485	473	471	471

		GROUP INSURANCE (1):
57	26	Beginning balance	31	39	45	57	64
18	10	Capitalization	8	7	12	8	10
(1)	3	Amortization—operating results	—	(1)	—	(1)	—
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

74	39	Ending balance	39	45	57	64	74

		TOTAL INSURANCE DIVISION:
3,640	3,787	Beginning balance	3,845	3,792	3,641	3,640	3,639
261	219	Capitalization	123	117	116	112	149
(154)	(206)	Amortization—operating results	(133)	(198)	(94)	(85)	(69)
(3)	2	Amortization—realized investment gains and losses	1	3	10	(2)	(1)
(97)	(10)	Impact of unrealized gains on AFS securities	(44)	(73)	(33)	(26)	(71)

3,647	3,792	Ending balance	3,792	3,641	3,640	3,639	3,647

(1)	Represents long-term care products.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		Individual Life Insurance:
		Policy Surrender Experience:
352	310	Cash value of surrenders	148	185	197	170	182
4.2%	3.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.6%	4.7%	5.0%	4.2%	4.4%

		Death claims per $1,000 of in force (1):
2.36	2.06	Variable and universal life	2.06	1.85	3.30	2.13	2.59
1.11	1.49	Term life	1.56	1.92	2.12	1.36	0.88
1.95	1.90	Total, Individual Life Insurance	1.94	1.96	2.90	1.93	1.99
(1)	Annualized, for interim reporting periods.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
123	189	Group life	27	36	44	88	35
96	86	Group disability (1)	33	25	49	67	29

219	275	Total	60	61	93	155	64

		Future Policy Benefits (2):
		Group life	1,609	1,580	1,742	1,754	1,730
		Group disability (1)	138	148	151	191	201

		Total	1,747	1,728	1,893	1,945	1,931

		Policyholders’ Account Balances (2):
		Group life	4,238	4,512	4,684	4,471	4,729
		Group disability (1)	63	68	67	61	60

		Total	4,301	4,580	4,751	4,532	4,789

		Separate Account Liabilities (2):
		Group life	7,745	7,260	7,824	8,977	9,994
		Group disability (1)	—	—	—	—	—

		Total	7,745	7,260	7,824	8,977	9,994

		Group Life Insurance:
1,327	1,331	Gross premiums, policy charges and fee income (3)	664	654	677	691	636
1,229	1,203	Earned premiums, policy charges and fee income	600	578	607	638	591
90.9%	92.3%	Benefits ratio	92.8%	93.3%	88.8%	91.9%	89.9%
9.1%	10.1%	Administrative operating expense ratio	10.2%	9.6%	9.9%	9.1%	9.1%
		Persistency ratio	96.1%	95.2%	94.5%	96.4%	95.6%

		Group Disability Insurance (1):
332	299	Gross premiums, policy charges and fee income (3)	149	153	152	171	161
326	289	Earned premiums, policy charges and fee income	146	147	149	164	162
90.5%	86.2%	Benefits ratio	87.7%	91.8%	87.3%	93.9%	87.0%
21.7%	22.7%	Administrative operating expense ratio	22.8%	21.6%	21.1%	20.5%	23.0%
		Persistency ratio	93.0%	90.1%	86.8%	92.1%	89.2%
(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

Year-to-date				2002			2003
2003	2002	% Change		2Q	3Q	4Q	1Q	2Q
			Revenues (1):
22	29	-24%	Premiums	21	10	38	14	8
37	38	-3%	Policy charges and fee income	19	15	18	18	19
1,116	1,168	-4%	Net investment income	603	570	571	559	557
1,724	1,925	-10%	Commissions, investment management fees, and other income	958	893	864	816	908

2,899	3,160	-8%	Total revenues	1,601	1,488	1,491	1,407	1,492

			Benefits and Expenses (1):
414	428	-3%	Insurance and annuity benefits	231	220	232	210	204
469	481	-2%	Interest credited to policyholders’ account balances	238	247	250	236	233
8	8	—	Interest expense	5	4	2	4	4
(15)	(28)	46%	Deferral of acquisition costs	(14)	(8)	(8)	(7)	(8)
36	48	-25%	Amortization of acquisition costs	27	21	23	19	17
1,141	1,280	-11%	Securities operations non-interest expenses	645	601	583	541	600
694	747	-7%	General and administrative expenses	377	351	373	330	364

2,747	2,964	-7%	Total benefits and expenses	1,509	1,436	1,455	1,333	1,414

152	196	-22%	Adjusted operating income before income taxes	92	52	36	74	78

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Quarter Ended June 30, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	8	—	—	8	—
Policy charges and fee income	19	—	—	19	—
Net investment income	557	7	34	511	5
Commissions, investment management fees, and other income	908	296	555	31	26

Total revenues	1,492	303	589	569	31

Benefits and Expenses (1):
Insurance and annuity benefits	204	—	—	204	—
Interest credited to policyholders’ account balances	233	—	—	233	—
Interest expense	4	1	—	—	3
Deferral of acquisition costs	(8)	(5)	—	(3)	—
Amortization of acquisition costs	17	14	—	3	—
Securities operations non-interest expenses	600	—	600	—	—
General and administrative expenses	364	256	9	87	12

Total benefits and expenses	1,414	266	609	524	15

Adjusted operating income before income taxes	78	37	(20)	45	16

	Quarter Ended June 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	21	—	—	21	—
Policy charges and fee income	19	—	—	19	—
Net investment income	603	7	48	542	6
Commissions, investment management fees, and other income	958	309	599	35	15

Total revenues	1,601	316	647	617	21

Benefits and Expenses (1):
Insurance and annuity benefits	231	—	—	231	—
Interest credited to policyholders’ account balances	238	—	—	238	—
Interest expense	5	3	—	2	—
Deferral of acquisition costs	(14)	(12)	—	(2)	—
Amortization of acquisition costs	27	19	—	8	—
Securities operations non-interest expenses	645	—	645	—	—
General and administrative expenses	377	270	8	90	9

Total benefits and expenses	1,509	280	653	567	9

Adjusted operating income before income taxes	92	36	(6)	50	12

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Six Months Ended June 30, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	22	—	—	22	—
Policy charges and fee income	37	—	—	37	—
Net investment income	1,116	14	68	1,024	10
Commissions, investment management fees, and other income	1,724	574	1,046	63	41

Total revenues	2,899	588	1,114	1,146	51

Benefits and Expenses (1):
Insurance and annuity benefits	414	—	—	414	—
Interest credited to policyholders’ account balances	469	—	—	469	—
Interest expense	8	2	—	1	5
Deferral of acquisition costs	(15)	(10)	—	(5)	—
Amortization of acquisition costs	36	30	—	6	—
Securities operations non-interest expenses	1,141	—	1,141	—	—
General and administrative expenses	694	493	17	163	21

Total benefits and expenses	2,747	515	1,158	1,048	26

Adjusted operating income before income taxes	152	73	(44)	98	25

	Six Months Ended June 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	29	—	—	29	—
Policy charges and fee income	38	—	—	38	—
Net investment income	1,168	13	96	1,044	15
Commissions, investment management fees, and other income	1,925	620	1,200	70	35

Total revenues	3,160	633	1,296	1,181	50

Benefits and Expenses (1):
Insurance and annuity benefits	428	—	—	428	—
Interest credited to policyholders’ account balances	481	—	—	481	—
Interest expense	8	3	—	3	2
Deferral of acquisition costs	(28)	(22)	—	(6)	—
Amortization of acquisition costs	48	37	—	11	—
Securities operations non-interest expenses	1,280	—	1,280	—	—
General and administrative expenses	747	532	15	180	20

Total benefits and expenses	2,964	550	1,295	1,097	22

Adjusted operating income before income taxes	196	83	1	84	28

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INVESTMENT DIVISION—SUPPLEMENTARY REVENUE INFORMATION FOR INVESTMENT MANAGEMENT AND FINANCIAL ADVISORY SEGMENTS

(dollar amounts in millions unless otherwise noted)

Year-to-date				2002			2003
2003	2002	% Change		2Q	3Q	4Q	1Q	2Q
			Investment Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
88	97	-9%	Retail customers	48	43	44	43	45
166	171	-3%	Institutional customers	87	79	85	79	87
105	111	-5%	General account	57	51	59	55	50

359	379	-5%	Subtotal	192	173	188	177	182
229	254	-10%	Mutual Fund revenues (1)	124	120	121	108	121

588	633	-7%	Total Investment Management segment revenues	316	293	309	285	303

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
327	354	-8%	Asset-based fees	178	160	167	165	162
19	13	46%	Transaction-based and other revenues	8	7	11	5	14

346	367	-6%	Subtotal	186	167	178	170	176
228	253	-10%	Mutual Fund revenues (1)	123	119	121	108	120

574	620	-7%	Total	309	286	299	278	296

			Financial Advisory Segment:
			Non-Interest Revenues:
623	722	-14%	Commissions	364	335	326	288	335
338	396	-15%	Fees	199	189	165	166	172
85	82	4%	Other non-interest revenues	36	34	31	37	48

1,046	1,200	-13%	Total non-interest revenues	599	558	522	491	555

			Recurring revenue as a percentage of total non-interest revenue (2)	38.1%	38.2%	39.2%	39.5%	38.7%
2.3	3.3		Average customer margin lending balances ($ in billions)	3.1	2.6	2.4	2.3	2.3

(1)	Represents mutual fund revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.
(2)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity sales and trading revenue.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INVESTMENT DIVISION—ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	June 30, 2003
	Equity	Fixed Income	Real Estate	Total
Retail customers	36.7	44.4	1.4	82.5
Institutional customers	26.7	49.7	12.8	89.2
General account	2.9	123.0	1.2	127.1

Total	66.3	217.1	15.4	298.8

	June 30, 2002
	Equity	Fixed Income	Real Estate	Total
Retail customers	38.0	46.7	0.1	84.8
Institutional customers	28.5	44.9	10.1	83.5
General account	2.2	112.4	1.4	116.0

Total	68.7	204.0	11.6	284.3

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		Institutional Assets Under Management (1):
		Assets gathered by Investment Management & Advisory Services sales force (2):
62.0	67.9	Beginning assets under management	62.6	60.2	56.9	62.0	60.8
4.7	5.9	Additions to managed portfolio	2.9	2.9	7.2	2.6	2.1
(5.7)	(10.9)	Withdrawals	(2.5)	(3.1)	(4.3)	(3.1)	(2.6)
4.2	(2.3)	Change in market value	(2.4)	(2.0)	1.7	—	4.2
(0.8)	3.6	Net money market flows	(0.4)	(1.1)	0.5	(0.7)	(0.1)
—	(4.0)	Other (2)	—	—	—	—	—

64.4	60.2	Ending assets under management	60.2	56.9	62.0	60.8	64.4
24.8	23.3	Other institutional assets under management (2)	23.3	22.9	23.2	23.4	24.8

89.2	83.5	Total assets managed for institutional customers at end of period	83.5	79.8	85.2	84.2	89.2

(1)	Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria which increased the amounts attributable to institutional customers by $2.8 billion.
(2)	Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INVESTMENT DIVISION—MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND
		ASSETS UNDER MANAGEMENT
		Mutual Funds:
49,756	57,809	Beginning total mutual funds assets	56,743	52,459	48,639	49,756	48,170
2,186	2,374	Sales (other than money market)	1,460	1,146	1,356	1,086	1,100
(2,320)	(2,455)	Redemptions (other than money market)	(1,339)	(1,259)	(1,421)	(962)	(1,358)
2,686	(2,418)	Reinvestment of distributions and change in market value	(2,450)	(2,620)	1,188	103	2,583
(4,605)	(2,851)	Net money market sales	(1,955)	(1,087)	(6)	(1,813)	(2,792)
4,132	—	Acquisition	—	—	—	—	4,132

51,835	52,459	Ending total mutual funds assets	52,459	48,639	49,756	48,170	51,835

(134)	(81)	Net Mutual Funds sales (redemptions) other than money market	121	(113)	(65)	124	(258)

		Wrap-fee Products (1):
15,153	17,955	Beginning total wrap-fee product assets	18,192	16,676	14,383	15,153	14,860
2,749	3,543	Sales	1,876	1,223	1,361	1,287	1,462
(2,523)	(2,979)	Redemptions	(1,618)	(1,440)	(1,275)	(1,178)	(1,345)
1,323	(1,843)	Reinvestment of distributions and change in market value	(1,774)	(2,076)	684	(402)	1,725

16,702	16,676	Ending total wrap-fee product assets	16,676	14,383	15,153	14,860	16,702
18,089	16,827	Other managed accounts at end of period (2)	16,827	15,424	16,394	16,712	18,089

34,791	33,503	Total wrap-fee products and other managed accounts at end of period	33,503	29,807	31,547	31,572	34,791

226	564	Net wrap-fee product sales (redemptions) (1)	258	(217)	86	109	117

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (3):
218	314	Prudential Agents	158	107	98	99	119
826	746	Financial Advisors	407	168	162	469	357
1,117	1,277	Third party distributors	890	866	1,090	501	616
25	37	Other	5	5	6	17	8

2,186	2,374	Total	1,460	1,146	1,356	1,086	1,100

		Wrap-fee products (1):
198	247	Prudential Agents	132	104	90	118	80
2,269	3,098	Financial Advisors	1,615	1,015	1,154	1,054	1,215
282	198	Third party distributors	129	104	117	115	167

2,749	3,543	Total	1,876	1,223	1,361	1,287	1,462

(1)	Excludes other managed accounts.
(2)	All of these assets are associated with businesses that were combined into Wachovia Securities, LLC effective July 1, 2003. Prudential Financial, Inc. owns a 38% interest in Wachovia Securities, LLC. As a result, Prudential Financial, Inc. will no longer report these assets as a component of its mutual fund and wrap-fee assets under management, for periods after June 30, 2003.
(3)	Other than money market.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INVESTMENT DIVISION—RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		RETIREMENT SALES AND ACCOUNT VALUES
		Defined Contribution:
22,914	24,640	Beginning total account value	25,337	24,036	21,911	22,914	22,757
1,904	1,914	Sales	904	859	1,085	1,028	876
(1,908)	(1,572)	Withdrawals	(755)	(770)	(906)	(638)	(1,270)
1,405	(946)	Change in market value and interest credited (1)	(1,450)	(2,214)	824	(547)	1,952

24,315	24,036	Ending total account value	24,036	21,911	22,914	22,757	24,315

(4)	342	Net sales (withdrawals)	149	89	179	390	(394)

		Asset management of ending total account value:
		Proprietary	17,075	15,752	16,152	15,927	17,023
		Non-proprietary	6,961	6,159	6,762	6,830	7,292

		Total	24,036	21,911	22,914	22,757	24,315

		Guaranteed Products:
39,058	39,825	Beginning total account value	39,400	39,172	38,647	39,058	38,925
1,202	765	Sales	506	291	411	554	648
(2,065)	(1,857)	Withdrawals and benefits	(993)	(775)	(958)	(1,045)	(1,020)
2,001	750	Change in market value and interest income	395	553	863	481	1,520
176	(311)	Other (2)	(136)	(594)	95	(123)	299

40,372	39,172	Ending total account value	39,172	38,647	39,058	38,925	40,372

(863)	(1,092)	Net withdrawals	(487)	(484)	(547)	(491)	(372)

		Product composition of ending total account value:
		Spread-based products	18,869	18,702	18,729	18,791	18,994
		Fee-based products	20,303	19,945	20,329	20,134	21,378

		Total	39,172	38,647	39,058	38,925	40,372

(1)	Includes increases to account values of $8 million in the quarter ended December 31, 2002, $4 million in the quarter ended September 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to Common Stock received as demutualization consideration. Year-to-date 2002 results also includes $448 million added to customer accounts from inclusion of amounts not previously reflected in this segment.
(2)	Represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date				2002			2003
2003	2002	% Change		2Q	3Q	4Q	1Q	2Q
			Revenues (1):
2,270	2,022	12%	Premiums	1,006	1,061	1,054	1,141	1,129
112	106	6%	Policy charges and fee income	49	46	52	54	58
398	339	17%	Net investment income	181	195	185	193	205
161	191	-16%	Commissions, investment management fees, and other income	93	68	79	74	87

2,941	2,658	11%	Total revenues	1,329	1,370	1,370	1,462	1,479

			Benefits and Expenses (1):
1,771	1,582	12%	Insurance and annuity benefits	799	830	866	906	865
52	48	8%	Interest credited to policyholders’ account balances	24	24	24	25	27
1	—	—	Interest expense	—	—	1	—	1
(352)	(298)	-18%	Deferral of acquisition costs	(147)	(162)	(170)	(177)	(175)
145	109	33%	Amortization of acquisition costs	44	65	60	74	71
929	830	12%	General and administrative expenses	426	425	413	456	473

2,546	2,271	12%	Total benefits and expenses	1,146	1,182	1,194	1,284	1,262

395	387	2%	Adjusted operating income before income taxes	183	188	176	178	217

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2003				Quarter Ended June 30, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance—Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance—Gibraltar Life	International Investments
Revenues (1):
Premiums	2,270	1,229	1,041	—	1,129	603	526	—
Policy charges and fee income	112	65	47	—	58	32	26	—
Net investment income	398	103	272	23	205	54	140	11
Commissions, investment management fees, and other income	161	(1)	(2)	164	87	—	—	87

Total revenues	2,941	1,396	1,358	187	1,479	689	692	98

Benefits and Expenses (1):
Insurance and annuity benefits	1,771	925	846	—	865	451	414	—
Interest credited to policyholders’ account balances	52	6	46	—	27	3	24	—
Interest expense	1	6	(5)	—	1	3	(2)	—
Deferral of acquisition costs	(352)	(253)	(99)	—	(175)	(123)	(52)	—
Amortization of acquisition costs	145	126	19	—	71	62	9	—
General and administrative expenses	929	377	378	174	473	184	201	88

Total benefits and expenses	2,546	1,187	1,185	174	1,262	580	594	88

Adjusted operating income before income taxes	395	209	173	13	217	109	98	10

	Six Months Ended June 30, 2002				Quarter Ended June 30, 2002
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life	International Investments
Revenues (1):
Premiums	2,022	981	1,041	—	1,006	495	511	—
Policy charges and fee income	106	50	56	—	49	21	28	—
Net investment income	339	86	235	18	181	45	126	10
Commissions, investment management fees, and other income	191	14	34	143	93	4	18	71

Total revenues	2,658	1,131	1,366	161	1,329	565	683	81

Benefits and Expenses (1):
Insurance and annuity benefits	1,582	730	852	—	799	374	425	—
Interest credited to policyholders’ account balances	48	3	45	—	24	2	22	—
Interest expense	—	2	(2)	—	—	1	(1)	—
Deferral of acquisition costs	(298)	(224)	(74)	—	(147)	(111)	(36)	—
Amortization of acquisition costs	109	100	9	—	44	48	(4)	—
General and administrative expenses	830	334	331	165	426	165	176	85

Total benefits and expenses	2,271	945	1,161	165	1,146	479	582	85

Adjusted operating income before income taxes	387	186	205	(4)	183	86	101	(4)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
935	769	Japan, excluding Gibraltar Life	374	424	413	484	451
1,088	1,097	Gibraltar Life	539	528	525	536	552
359	262	All other countries	142	155	168	175	184

2,382	2,128	Total	1,055	1,107	1,106	1,195	1,187

		Annualized new business premiums:
191	144	Japan, excluding Gibraltar Life	67	79	84	106	85
153	108	Gibraltar Life	59	62	63	64	89
96	104	All other countries	51	44	55	50	46

440	356	Total	177	185	202	220	220

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:
888	797	Japan, excluding Gibraltar Life	378	405	404	462	426
1,038	1,144	Gibraltar Life	558	506	513	512	526
350	269	All other countries	144	150	166	171	179

2,276	2,210	Total	1,080	1,061	1,083	1,145	1,131

		Annualized new business premiums:
182	149	Japan, excluding Gibraltar Life	67	75	83	101	81
146	112	Gibraltar Life	61	60	62	62	84
94	107	All other countries	53	43	53	49	45

422	368	Total	181	178	198	212	210

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2002.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2002			2003
	2Q	3Q	4Q	1Q	2Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	136	138	141	145	147
Gibraltar Life	222	217	213	208	204
All other countries	45	47	49	52	55

Total	403	402	403	405	406

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	990	1,011	1,037	1,069	1,099
Gibraltar Life	4,666	4,602	4,537	4,461	4,380
All other countries	609	643	682	716	745

Total	6,265	6,256	6,256	6,246	6,224

International insurance policy persistency (2):
13 months	93.8%	93.2%	93.0%	93.3%	93.1%
25 months	86.9%	86.4%	86.3%	86.9%	87.1%
Number of Life Planners at end of period (3):
Japan	1,985	2,055	2,119	2,159	2,175
All other countries	2,222	2,298	2,386	2,393	2,514

Total	4,207	4,353	4,505	4,552	4,689

(1)	Translated based on exchange rates as of December 31, 2002.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2003				December 31, 2002
	Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses		Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	100,944	32,833	68,111	61.9%	92,966	30,991	61,975	59.0%
Public, held to maturity, at amortized cost	2,733	—	2,733	2.5%	2,563	—	2,563	2.5%
Private, available for sale, at fair value	32,851	15,681	17,170	15.6%	32,490	15,242	17,248	16.4%
Private, held to maturity, at amortized cost	57	—	57	0.1%	46	—	46	0.0%
Trading account assets, at fair value	200	—	200	0.2%	96	—	96	0.1%
Equity securities, available for sale, at fair value	3,001	1,975	1,026	0.9%	2,788	1,521	1,267	1.2%
Commercial loans	18,301	6,996	11,305	10.3%	18,593	6,987	11,606	11.1%
Policy loans	8,574	5,582	2,992	2.7%	8,827	5,681	3,146	3.0%
Cash collateral for borrowed securities	350	—	350	0.3%	323	—	323	0.3%
Other long-term investments (2)	5,138	1,042	4,096	3.7%	4,951	1,075	3,876	3.7%
Short-term investments	3,728	1,768	1,960	1.8%	5,420	2,579	2,841	2.7%

Subtotal	175,877	65,877	110,000	100.0%	169,063	64,076	104,987	100.0%

Invested assets of other entities and operations (3)	15,353	—	15,353		14,031	—	14,031

Total investments	191,230	65,877	125,353		183,094	64,076	119,018

Fixed Maturities by Credit Quality (1):

		June 30, 2003					December 31, 2002
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	50,150	4,497	37	54,610	77.0%	47,430	2,968	35	50,363	78.0%
2	Baa	12,434	1,151	34	13,551	19.1%	11,281	671	110	11,842	18.3%
3	Ba	1,717	147	17	1,847	2.6%	1,730	68	56	1,742	2.7%
4	B	671	67	7	731	1.0%	519	20	23	516	0.8%
5	C and lower	89	26	1	114	0.2%	94	5	17	82	0.1%
6	In or near default	61	6	2	65	0.1%	50	3	1	52	0.1%

	Total	65,122	5,894	98	70,918	100.0%	61,104	3,735	242	64,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	4,752	557	4	5,305	30.8%	4,945	457	5	5,397	31.2%
2	Baa	7,267	833	14	8,086	46.9%	7,519	632	23	8,128	47.0%
3	Ba	2,262	163	21	2,404	14.0%	2,275	99	41	2,333	13.5%
4	B	513	30	12	531	3.1%	597	21	13	605	3.5%
5	C and lower	586	33	9	610	3.5%	700	20	24	696	4.0%
6	In or near default	281	16	6	291	1.7%	135	4	3	136	0.8%

	Total	15,661	1,632	66	17,227	100.0%	16,171	1,233	109	17,295	100.0%

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2003 and December 31, 2002, respectively, 383 securities with amortized cost of $2,577 million (fair value $2,679 million) and 345 securities with amortized cost of $2,683 million (fair value, $2,727 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2003		December 31, 2002
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	26,868	74.7%	25,288	73.2%
Public, held to maturity, at amortized cost	2,733	7.6%	2,563	7.4%
Private, available for sale, at fair value	229	0.6%	387	1.1%
Private, held to maturity, at amortized cost	57	0.2%	46	0.1%
Trading account assets, at fair value	77	0.2%	75	0.2%
Equity securities, available for sale, at fair value	822	2.3%	901	2.6%
Commercial loans	2,934	8.2%	3,158	9.1%
Policy loans	729	2.0%	685	2.0%
Cash collateral for borrowed securities	350	1.0%	318	1.0%
Other long-term investments (2)	1,129	3.1%	1,125	3.3%
Short-term investments	29	0.1%	6	0.0%

Total	35,957	100.0%	34,552	100.0%

	June 30, 2003		December 31, 2002
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	41,243	55.6%	36,687	52.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,941	22.9%	16,861	24.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	123	0.2%	21	0.0%
Equity securities, available for sale, at fair value	204	0.3%	366	0.5%
Commercial loans	8,371	11.3%	8,448	12.0%
Policy loans	2,263	3.1%	2,461	3.5%
Cash collateral for borrowed securities	—	0.0%	5	0.0%
Other long-term investments (2)	2,967	4.0%	2,751	3.9%
Short-term investments	1,931	2.6%	2,835	4.0%

Total	74,043	100.0%	70,435	100.0%

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.85%	940	17	5.24%	910	(86)
Equity securities	1.63%	4	(52)	1.58%	7	9
Commercial loans	6.95%	196	12	8.24%	251	17
Policy loans	5.40%	40	—	5.68%	41	—
Short-term investments and cash equivalents	1.70%	25	—	2.68%	59	(9)
Other investments	8.11%	94	31	7.58%	84	(245)

Gross investment income before investment expenses	5.10%	1,299	8	5.48%	1,352	(314)
Investment expenses	-0.21%	(68)	—	-0.12%	(50)	—

Subtotal	4.89%	1,231	8	5.36%	1,302	(314)

Investment results of other entities and operations (2)		56	—		59	(1)
Less, investment income relating to divested businesses		(35)			(48)

Total		1,252	8		1,313	(315)

	Six Months Ended June 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.90%	1,867	(63)	5.30%	1,795	(194)
Equity securities	1.33%	7	(96)	1.51%	13	(53)
Commercial loans	7.01%	395	18	7.58%	467	18
Policy loans	5.63%	84	—	5.63%	80	—
Short-term investments and cash equivalents	1.79%	53	—	2.02%	117	8
Other investments	8.22%	188	41	4.88%	122	(163)

Gross investment income before investment expenses	5.14%	2,594	(100)	5.21%	2,594	(384)
Investment expenses	-0.19%	(130)	—	-0.16%	(118)	—

Subtotal	4.95%	2,464	(100)	5.05%	2,476	(384)

Investment results of other entities and operations (2)		107	—		123	(1)
Less, investment income relating to divested businesses		(66)			(82)

Total		2,505	(100)		2,517	(385)

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage, securities trading, and banking operations.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.83%	127	1	1.51%	97	(24)
Equity securities	1.07%	2	(54)	0.24%	—	(17)
Commercial loans	4.70%	36	12	4.67%	42	12
Policy loans	2.81%	5	—	2.79%	4	—
Short-term investments and cash equivalents	3.54%	1	—	1.05%	1	(10)
Other investments	6.76%	23	(43)	5.66%	17	21

Gross investment income before investment expenses	2.29%	194	(84)	2.00%	161	(18)
Investment expenses	-0.25%	(21)	—	-0.12%	(9)	—

Total	2.04%	173	(84)	1.88%	152	(18)

	Six Months Ended June 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.76%	243	9	1.48%	174	(4)
Equity securities	0.94%	4	(96)	0.62%	3	(73)
Commercial loans	4.78%	73	20	4.56%	86	14
Policy loans	2.87%	10	—	2.66%	8	—
Short-term investments and cash equivalents	1.13%	1	—	0.59%	5	8
Other investments	6.49%	46	(45)	6.10%	35	(54)

Gross investment income before investment expenses	2.23%	377	(112)	1.96%	311	(109)
Investment expenses	-0.26%	(44)	—	-0.11%	(17)	—

Total	1.97%	333	(112)	1.85%	294	(109)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.55%	813	16	7.31%	813	(62)
Equity securities	4.80%	2	2	3.55%	7	26
Commercial loans	7.77%	160	—	9.72%	209	5
Policy loans	6.25%	35	—	6.45%	37	—
Short-term investments and cash equivalents	1.66%	24	—	2.86%	58	1
Other investments	8.74%	71	74	8.40%	67	(266)

Gross investment income before investment expenses	6.53%	1,105	92	7.18%	1,191	(296)
Investment expenses	-0.18%	(47)	—	-0.12%	(41)	—

Total	6.35%	1,058	92	7.06%	1,150	(296)

	Six Months Ended June 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.68%	1,624	(72)	7.35%	1,621	(190)
Equity securities	2.82%	3	—	2.94%	10	20
Commercial loans	7.84%	322	(2)	8.91%	381	4
Policy loans	6.47%	74	—	6.43%	72	—
Short-term investments and cash equivalents	1.81%	52	—	2.36%	112	—
Other investments	9.06%	142	86	4.39%	87	(109)

Gross investment income before investment expenses	6.64%	2,217	12	6.78%	2,283	(275)
Investment expenses	-0.16%	(86)	—	-0.18%	(101)	—

Total	6.48%	2,131	12	6.60%	2,182	(275)

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
4,227	6,343	Premiums	1,785	1,815	1,870	1,991	2,015
1,639	1,803	Policy charges and fee income	434	412	400	407	416
4,991	5,038	Net investment income	1,204	1,313	1,282	1,256	1,253
5,034	4,247	Commissions, investment management fees, and other income	1,075	1,031	996	974	899

15,891	17,431	Total revenues	4,498	4,571	4,548	4,628	4,583

		Benefits and Expenses (1):
5,058	6,925	Insurance and annuity benefits	1,838	1,912	1,913	2,130	2,107
1,618	1,670	Interest credited to policyholders’ account balances	414	415	434	444	418
448	326	Interest expense	48	43	43	36	37
(821)	(935)	Deferral of acquisition costs	(242)	(263)	(275)	(284)	(285)
469	538	Amortization of acquisition costs	139	179	263	158	160
3,010	2,889	Securities operations non-interest expenses	640	641	609	599	550
4,609	4,849	General and administrative expenses	1,158	1,179	1,131	1,195	1,162

14,391	16,262	Total benefits and expenses	3,995	4,106	4,118	4,278	4,149

1,500	1,169	Adjusted operating income before income taxes	503	465	430	350	434

		Items excluded from adjusted operating income before income taxes:
(378)	(165)	Realized investment losses, net, and related adjustments	(101)	(341)	(141)	(290)	(114)
(29)	26	Related charges	5	(4)	(1)	6	1

(407)	(139)	Total realized investment losses, net, and related charges and adjustments	(96)	(345)	(142)	(284)	(113)

—	—	Sales practices remedies and costs	—	—	—	(20)	—
(426)	23	Divested businesses	18	31	(13)	(59)	3
(143)	(588)	Demutualization costs and expenses	—	—	—	—	—

(976)	(704)	Total items excluded from adjusted operating income before income taxes	(78)	(314)	(155)	(363)	(110)

524	465	Income (loss) from continuing operations before income taxes	425	151	275	(13)	324
290	125	Income tax expense (benefit)	158	53	(105)	(20)	105

234	340	Income from continuing operations, after-tax	267	98	380	7	219

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses, discontinued operations and demutualization costs and expenses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
2,461	2,945	Premiums	759	790	802	899	866
1,479	1,423	Policy charges and fee income	358	350	342	347	347
1,330	1,378	Net investment income	341	348	359	363	359
272	222	Commissions, investment management fees, and other income	57	59	58	54	55

5,542	5,968	Total revenues	1,515	1,547	1,561	1,663	1,627

		Benefits and Expenses (1):
2,835	3,299	Insurance and annuity benefits	831	851	863	989	956
595	620	Interest credited to policyholders’ account balances	147	153	163	170	157
7	1	Interest expense	—	(1)	(2)	(2)	(1)
(430)	(418)	Deferral of acquisition costs	(96)	(123)	(117)	(116)	(112)
306	370	Amortization of acquisition costs	73	133	198	94	85
1,810	1,646	General and administrative expenses	377	385	380	391	379

5,123	5,518	Total benefits and expenses	1,332	1,398	1,485	1,526	1,464

419	450	Adjusted operating income before income taxes	183	149	76	137	163

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
1,680	3,337	Premiums	1,016	1,006	1,061	1,054	1,141
92	307	Policy charges and fee income	57	49	46	52	54
161	483	Net investment income	158	181	195	185	193
342	315	Commissions, investment management fees, and other income	98	93	68	79	74

2,275	4,442	Total revenues	1,329	1,329	1,370	1,370	1,462

		Benefits and Expenses (1):
1,266	2,674	Insurance and annuity benefits	783	799	830	866	906
2	72	Interest credited to policyholders’ account balances	24	24	24	24	25
4	4	Interest expense	—	—	—	1	—
(404)	(539)	Deferral of acquisition costs	(151)	(147)	(162)	(170)	(177)
146	164	Amortization of acquisition costs	65	44	65	60	74
989	1,500	General and administrative expenses	404	426	425	413	456

2,003	3,875	Total benefits and expenses	1,125	1,146	1,182	1,194	1,284

272	567	Adjusted operating income before income taxes	204	183	188	176	178

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—
32	33	Net investment income	8	10	9	10	12
323	263	Commissions, investment management fees, and other income	72	71	74	71	77

355	296	Total revenues	80	81	83	81	89

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
—	—	Interest expense	—	—	—	—	—
(1)	—	Deferral of acquisition costs	—	—	—	—	—
1	1	Amortization of acquisition costs	—	—	1	—	—
379	339	General and administrative expenses	80	85	80	85	86

379	340	Total benefits and expenses	80	85	81	85	86

(24)	(44)	Adjusted operating income before income taxes	—	(4)	2	(4)	3

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
15	41	Premiums	2	(2)	(3)	—	(6)
(10)	(7)	Policy charges and fee income	—	(6)	(3)	(10)	(3)
825	686	Net investment income	140	181	158	137	142
(313)	(306)	Commissions, investment management fees, and other income	(47)	(79)	(23)	(23)	(46)

517	414	Total revenues	95	94	129	104	87

		Benefits and Expenses (1):
27	39	Insurance and annuity benefits	27	31	—	43	35
(3)	1	Interest credited to policyholders’ account balances	—	—	—	—	—
385	289	Interest expense	45	39	41	35	34
105	82	Deferral of acquisition costs	19	21	12	10	11
(84)	(82)	Amortization of acquisition costs	(20)	(25)	(21)	(19)	(18)
54	37	Securities operations non-interest expenses	5	(4)	8	16	9
57	66	General and administrative expenses	7	(9)	(25)	18	(3)

541	432	Total benefits and expenses	83	53	15	103	68

(24)	(18)	Adjusted operating income before income taxes	12	41	114	1	19

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses, discontinued operations and demutualization costs and expenses.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

FINANCIAL SERVICES BUSINESSES RECONCILIATION OF ADJUSTED OPERATING INCOME TO INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

(in millions)

Year-to-date			2002			2003
2003	2002		2Q	3Q	4Q	1Q	2Q
		Financial Services Businesses:

307	259	Individual Life and Annuities	113	46	85	129	178
92	73	Group Insurance	36	30	52	34	58

399	332	Insurance Division	149	76	137	163	236

73	83	Investment Management	36	29	27	36	37
(44)	1	Financial Advisory	(6)	(14)	(28)	(24)	(20)
98	84	Retirement	50	24	33	53	45
25	28	Other Asset Management	12	13	4	9	16

152	196	Investment Division	92	52	36	74	78

382	391	International Insurance	187	186	180	175	207
13	(4)	International Investments	(4)	2	(4)	3	10

395	387	International Insurance and Investments Division	183	188	176	178	217

19	53	Corporate and Other	41	114	1	19	—

965	968	Sub-total	465	430	350	434	531

		Items excluded from adjusted operating income:
		Realized investment gains (losses), net, and related charges and adjustments
(61)	(111)	Insurance Division	(90)	(84)	(81)	(51)	(10)
(15)	(93)	Investment Division	(124)	(99)	(120)	(32)	17
(108)	(120)	International Insurance and Investments Division	(35)	(30)	(23)	(33)	(75)
60	(117)	Corporate and Other	(96)	71	(60)	3	57

(124)	(441)	Total	(345)	(142)	(284)	(113)	(11)

—	—	Sales practices remedies and costs—Corporate and Other	—	—	(20)	—	—
(399)	49	Divested businesses—Corporate and Other	31	(13)	(59)	3	(402)

(523)	(392)	Total items excluded from adjusted operating income	(314)	(155)	(363)	(110)	(413)

442	576	Income (loss) from continuing operations before income taxes—Financial Services Businesses	151	275	(13)	324	118

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; results of divested businesses and discontinued operations; sales practices remedies and costs and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings—General Corporate Purposes:

Amounts used for corporate purposes including uses for cash flow timing mismatches at Prudential Financial and investments in equity and debt securities of subsidiaries including amounts utilized for regulatory capital purposes.

7. Borrowings—Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings—Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings—Specified Other Businesses:

Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Financial Advisors:

Financial advisors and securities brokers in our Financial Advisory and International Investments segments.

14. Financial Advisor Productivity:

Financial Advisory segment total non-interest revenues, excluding revenues generated by the consumer bank and by the segment’s retail fixed income and equity sales and trading operations, divided by the average number of retail Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits and losses.

20. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

KEY DEFINITIONS AND FORMULAS

21. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

23. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 3.40% for the six months ended June 30, 2003, 3.90% for the six months ended June 30, 2002, 2.28% for the three months ended June 30, 2003, 2.26% for the three months ended June 30, 2002, 7.54% for the three months ended September 30, 2002, 0.38% for the three months ended December 31, 2002 and 4.56% for the three months ended March 31, 2003.

24. Policy Persistency—Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

25. Policy Persistency—International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26. Prudential Agents:

Insurance agents in our insurance operations in the United States.

27. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.

Quarterly Financial Supplement

Second Quarter 2003

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of August 5, 2003

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	NR	NR
Prudential Property and Casualty Insurance Company	A-	BBB+	A2	NR
The Prudential Property & Casualty Insurance Company of New Jersey	A-	NR	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR
American Skandia Life Assurance Corporation	A-	A	NR	A+

CREDIT RATINGS: as of August 5, 2003
Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A
The Prudential Insurance Company of America :
Capital and surplus notes	a-	A-	A3	NR
Prudential Funding, LLC:
Commercial Paper	AMB-1	A-1	P-1	NR
Long-Term Senior Debt	a	A+	A2	NR
American Skandia Life Assurance Corporation	NR	A	NR	NR
* NR indicates not rated.

INVESTOR INFORMATION:
Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.
Web Site:
www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.
Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.